Summary Prospectus	October 29, 2014

Quaker Strategic Growth Fund

Tickers: Class A QUAGX Class C QAGCX Class I QAGIX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated October 29, 2014, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.quakerfunds.com/literature/reports. You can also get this information at no cost by calling 800-220-8888 or by sending an e-mail request to fundinfo@quakerfunds.com.

INVESTMENT OBJECTIVES

The Quaker Strategic Growth Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds.  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 30 of the Fund’s Prospectus and in the “Shareholder Information” section on page 41 of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%	1.30%	1.30%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	0.48%	0.48%	0.48%
Shareholder Servicing Fees	0.12%	0.12%	0.12%
Total Other Expenses	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses(1)	2.15%	2.90%	1.90%
Recouped Management Fees(1)	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.24%	2.99%	1.99%
(1) The Sub-Adviser, has contractually agreed to waive its management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (excluding 12b-1 fees,  acquired fund fees and expenses, interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) when they exceed 1.99% of the Fund’s average daily net assets (the “Annualized Expense Ratio”).  This agreement will continue in effect from October 28, 2014 to October 28, 2015.  Any waivers and reimbursements made by the Sub-Adviser to the Fund are subject to recoupment by the Sub-Adviser within three (3) years following the time at which the Sub-Adviser waived fees and/or assumed expenses for the Fund, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio.  This agreement shall be terminated upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of its merger or liquidation.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example gives effect to the contractual expense reimbursement for the 1 year example and the first of 3-years, 5-years and 10-years. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A	$765	$1,194	$1,649	$2,903
CLASS C	$302	$906	$1,536	$3,230
INSTITUTIONAL CLASS	$202	$606	$1,035	$2,229

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 170% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s sub-adviser, DG Capital Management, Inc. (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:

Summary Prospectus	Page 1of 4	Quaker Strategic Growth Fund

Summary Prospectus	October 29, 2014

•	Common Stocks. The Fund invests at least 65% of its total assets in the common stock of companies without regard to market capitalization.

•	Growth Stocks. The Fund invests its assets in equity securities of companies which the Fund’s Sub-adviser believes show a high probability for superior growth.

•
Special Situations.  The Fund invests up to 25% of its total assets in “special situation” securities when the Fund’s Sub-adviser believes such investments will benefit the Fund.  A special situation arises when, in the Sub-adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company.  Such situations include, but are not limited to: spin-offs, corporate restructurings, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies.  Special situation investments may include illiquid or restricted securities, such as private equity investments.

•	Foreign Securities. The Fund may invest up to 25% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”).

•
Mid- and Large-Cap Securities.  The Fund seeks to achieve a balance between investments in “special situation” investments and investments in mid- to large-capitalization equities (in excess of $3 billion in market capitalization) with high or accelerating profitability.

•	Short Sales. The Fund may invest up to 25% of its assets in short sales.

•	Portfolio Turnover. The Fund employs an aggressive strategy of portfolio trading to respond to changes in the marketplace.

•
Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes in which the Fund invests.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the Sub-adviser perceives opportunity.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

•	Common Stock Risk. Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•
Growth Risk.  The Fund invests in companies that appear to be growth-oriented companies.  If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•
Special Situation Risk.  Special situations often involve much greater risk than is found in the normal course of investing.  Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company’s price that the Fund’s Sub-adviser expects, which could negatively impact the Fund.

•
Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

•
Mid-Cap Stock Risk.  Because mid-cap companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community.  Also, these companies may have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  As a result of these factors, mid-cap stock prices may have greater volatility than large company securities.

•
Short Selling Risk.  Positions in shorted securities are speculative and more risky than long positions.  Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss.  Short sale strategies are often categorized as a form of leveraging or speculative investment.  The use of leverage may multiply small price movements in securities into large changes in value.  As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.

Summary Prospectus	Page 2 of 4	Quaker Strategic Growth Fund

Summary Prospectus	October 29, 2014

•
Portfolio Turnover Risk.  The Fund’s Sub-adviser may engage in aggressive portfolio trading.  As a result, the Fund could experience higher than average portfolio turnover, resulting in the realization of gains and losses which could have negative tax consequences to Fund shareholders.

•
Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

PAST PERFORMANCE

The following bar chart displays the annual return of the Fund over the past ten years.  The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund.  Fund performance shown does not reflect Class A Shares sales charges.  Performance would be lower if sales charges were included.  Past performance does not guarantee or predict future results.

Annual Total Returns – Class A Shares as of December 31, 2013

Highest Performing Quarter: 14.39% in 2nd quarter of 2008
Lowest Performing Quarter: -30.69% in 3rd quarter of 2008

The Fund’s cumulative year-to-date return through September 30, 2014 was 1.57%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for 1-year, 5-years and 10-years for each class of the Fund before taxes compare to those of a broad-based securities market index.  In addition, after-tax returns are presented for Class A Shares of the Fund.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown.  Past performance (before and after taxes) is not an indication of future results.  Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 800-220-8888.

Average Annual Total Returns as of December 31, 2013
	1 Year	5 Years	10 Years
Class A Return Before Taxes (Inception Date: November 25, 1996)	30.95%	11.91%	5.90%
Class A Return After Taxes on Distributions	30.95%	11.91%	4.76%
Class A Return After Taxes on Distributions and Sale of Fund Shares	17.52%	9.52%	4.44%
Class C Return Before Taxes (Inception Date: July 11, 2000)	37.52%	12.32%	5.70%
Institutional Class Return Before Taxes (Inception Date: July 20, 2000)	38.86%	13.41%	6.75%
S&P 500® Total Return Index	32.39%	17.94%	7.41%

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

SUB-ADVISER AND PORTFOLIO MANAGER

DG Capital Management, Inc. (“DG Capital”) serves as sub-adviser to the Fund.

Manu Daftary, CFA, Founder, President and Chief Investment Officer of DG Capital, is the Portfolio Manager and has been responsible for the day-to-day management of the Fund’s portfolio since 1996.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day by mail upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701).  You may also purchase additional shares, exchange or redeem shares by telephone at 800-220-8888, or purchase or redeem shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

Summary Prospectus	Page 3 of 4	Quaker Strategic Growth Fund

Summary Prospectus	October 29, 2014

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800-220-8888

A current Statutory Prospectus and Statement of Additional Information, both dated October 29, 2014, have been filed with the SEC and are incorporated by reference into this Summary Prospectus. The Statutory Prospectus, Statement of Additional Information and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.

Summary Prospectus	Quaker Strategic Growth Fund